AMERICAN CENTURY MUTUAL FUNDS, INC.

PROSPECTUS SUPPLEMENT

GROWTH * ULTRA * SELECT * VISTA * HERITAGE

SUPPLEMENT DATED JUNE 27, 1999 * PROSPECTUS DATED MARCH 1, 1999

The following replaces the sixth and seventh paragraphs on page 9 of the Investor Class, Advisor Class and Institutional Class prospectuses:

JAMES E. STOWERS III

Mr. Stowers, Chief Executive Officer and Portfolio Manager, joined American Century in 1981. He also is the Chief Investment Officer--U.S. Growth Equities and as such oversees the investment discipline used for Select and six other growth funds. He has a bachelor's degree in finance from Arizona State University.

KEN H. CRAWFORD

Mr. Crawford, Portfolio Manager, has been a member of the team that manages Select since June 1999. He joined American Century in June 1995 as an Investment Analyst and was promoted to Portfolio Manager in June 1999. From June 1995 to December 1997 he served as an Investment Analyst on the Select team and from December 1997 to June 1999 on the Growth team. Before joining American Century, he was an Investment Analyst for Texas Commerce Bank. He has a bachelor's degree in economics and a master's degree in finance from the University of Wisconsin.


The Financial Highlights for the Heritage Fund on page 24 of the Investor Class Prospectus, page 28 of the Advisor Class Prospectus and page 30 of the Institutional Class Prospectus are replaced with the following:

HERITAGE FUND

Investor Class

For a Share Outstanding Throughout the Years Ended October 31

PER-SHARE DATA
                                             1998            1997            1996          1995            1994
Net Asset Value, Beginning of Year ...  $   14.86       $   12.24       $   11.75     $   10.32       $   11.03
                                        ---------       ---------       ---------     ---------       ---------
Income From Investment Operations
  Net Investment Income ..............       0.03(1)         0.01(1)        --(1)          0.05(1)         0.07
  Net Realized and Unrealized Gain
 (Loss) on Investment Transactions ...      (2.14)           3.41            1.15          1.96           (0.21)
                                        ---------       ---------       ---------     ---------       ---------
  Total From Investment Operations ...      (2.11)           3.42            1.15          2.01           (0.14)
                                        ---------       ---------       ---------     ---------       ---------
Distributions
  From Net Investment Income .........      (0.07)          (0.09)          (0.05)        (0.03)          (0.06)
  From Net Realized Gains on
   Investment Transactions ...........      (2.70)          (0.71)          (0.61)        (0.52)          (0.50)
  In Excess of Net Realized Gains ....       --              --              --           (0.03)          (0.01)
                                        ---------       ---------       ---------     ---------       ---------
  Total Distributions ................      (2.77)          (0.80)          (0.66)        (0.58)          (0.57)
                                        ---------       ---------       ---------     ---------       ---------
Net Asset Value, End of Year .........  $    9.98       $   14.86       $   12.24     $   11.75       $   10.32
                                        ---------       ---------       ---------     ---------       ---------
Total Return(2) ......................     (15.87)%         29.56%          10.44%        21.04%          (1.13)%

RATIOS/SUPPLEMENTAL DATA
                                             1998            1997            1996          1995            1994
Ratio of Operating Expenses to
  Average Net Assets .................       1.00%           1.00%           0.99%         0.99%           1.00%
Ratio of Net Investment Income
  to Average Net Assets ..............       0.29%           0.05%           --            0.50%           0.70%
Portfolio Turnover Rate ..............        148%             69%            122%          121%            136%

Net Assets, End of Year
  (in millions) ......................  $     978       $   1,321       $   1,083     $   1,008       $     897

(1) Computed using average shares outstanding throughout the period.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

SH-SPL-17146   9906